Supplement dated April 1, 2001 to the Prospectus dated July 30, 2000
Supplement dated April 1, 2001 to the Statement of Additional Information dated July 30, 2000, as supplemented December 31, 2000

WEITZ SERIES FUND, INC.

Supplement dated April 1, 2001 to the Prospectus dated July 30, 2000

The second paragraph of the section titled “INVESTMENT ADVISER” on Page 25 of the Prospectus is amended in its entirety to read as follows:

Effective April 1, 2001, the Value Fund and the Hickory Fund will have new management fee schedules that will result in fee reductions for each of these Funds at asset levels in excess of $2,500,000,000. Prior to April 1, 2001, Weitz & Co. received annual management fees from each of these Funds equal to 1% of the respective Fund’s average daily net assets. As of April 1, 2001, the annual fee schedule for each of these Funds is as follows:

AVERAGE DAILY NET ASSET BREAK POINTS

Greater Than	Less Than	Rate

$0	$2,500,000,000	1.00%

2,500,000,000	5,000,000,000	0.90%

5,000,000,000		0.80%

Weitz & Co. receives an annual investment management fee equal to .5% of the average daily net assets of the Fixed Income Fund and the Government Money Market Fund. Each Fund pays all expenses directly attributable to it. Weitz & Co. has voluntarily agreed to reimburse the Value Fund and the Hickory Fund or to pay directly a portion of the respective Fund’s expenses to the extent of the advisory fee paid if expenses, excluding taxes, interest and brokerage commissions, exceed 1.50% of the respective Fund’s annual average net assets. Weitz & Co. has also agreed to reimburse the Fixed Income Fund and the Government Money Market Fund or to pay directly for a portion of the respective Fund’s operating expenses to the extent of the advisory fee paid if the total of such expenses exceeds 1% of the respective Fund’s annual average net assets.

WEITZ SERIES FUND, INC.

Supplement dated April 1, 2001 to the Statement of Additional Information dated
July 30, 2000, as supplemented December 31, 2000

The second paragraph of the section titled “Investment Advisor and Distributor” on Page 24 of the Statement of Additional Information is amended in its entirety to read as follows:

Effective April 1, 2001 the Value Fund and the Hickory Fund will have new management fee schedules that will result in fee reductions for each of these Funds at asset levels in excess of $2,500,000,000. Prior to April 1, 2001, the investment adviser received annual management fees from each of these Funds equal to 1% of the respective Fund’s average daily net assets. As of April 1, 2001 each of these Funds will pay the investment adviser, on a monthly basis, an annual advisory fee based on the following break-point schedule:

AVERAGE DAILY NET ASSET BREAK POINTS

Greater Than	Less Than	Rate

$0	$2,500,000,000	1.00%

2,500,000,000	5,000,000,000	0.90%

5,000,000,000		0.80%

The Fixed Income Fund and the Government Money Market Fund pay the investment adviser, on a monthly basis, an annual advisory fee equal to .5% of the respective Fund’s average daily net assets. The total amount of advisory fees during the fiscal years ended March 31, 2000, 1999 and 1998 was $23,385,327, $8,928,079 and $3,401,132 for the Value Fund, $7,791,030, $3,943,194 and $199,039 for the Hickory Fund, $195,322, $179,033 and $130,406 for the Fixed Income Fund and $156,335, $96,481 and $41,977 for the Government Money Market Fund. After fee waivers the Government Money Market Fund paid $78,168, $48,241 and $20,988, respectively.